                                 AMENDMENT NO. 1
                                     TO THE
                                   XCHANGE(R)
                               RESELLER AGREEMENT


This Amendment No. 1 to the XCHANGE Reseller Agreement, made as of the 31st day of March, 2001, by and between Exchange Applications, Inc., a Delaware corporation having a principal place of business at One Lincoln Plaza, 89 South Street, Boston, Massachusetts 02111 ("Xchange"), and Carreker Corporation, a Delaware corporation having a principal place of business at 4055 Valley View Lane, Suite 1000, Dallas, Texas 75244 ("Carreker") is effective on the 30th day of June 2001. Capitalized terms used but not defined herein are as defined in the Agreement.

The parties agree as follows:


1. Section 1. DEFINITIONS is modified to replace the defined terms "Initial Term" and "Revenue" with the following:

         "Initial Term" means the time period from March 31, 2001 through September 30, 2002.

         "Revenues" means all income or fees of any kind generated by Carreker (except income or fees generated as a result of work done for Xchange), and recognized in accordance with generally accepted accounting practices, arising out of, relating to, or in connection with EnAct, or any of its components, including but not limited to all royalty fees, service fees, consulting fees, revenues generated pursuant to any Sublicense and Services Agreements and all other income, revenues and fees related to the rights afforded to Carreker pursuant to this Agreement (however denominated); provided, however, that Revenues shall not include any Carreker Maintenance Fees that are separately stated and do not exceed 20% of the license fee, and to the extent that Carreker Maintenance Fees are bundled with the license fee for the software and not separately stated, excluded only to the extent that such Carreker Maintenance Fees when bundled with license fees, do not exceed 16.66% of the total amount of the bundled license and maintenance fees charged pursuant to such Sublicense and Services Agreements.


2.       Section 2.1 is replaced in its entirety with the following:

     2.1 Provided that the appointment does not conflict with any existing Xchange agreements, Xchange hereby appoints Carreker as a world-wide reseller of EnAct and Carreker hereby accepts such appointment. This appointment (i) is subject to the provisions and is only for the Term, (ii) is personal to Carreker and (iii) may not be assigned or transferred in any way, in whole or in part, nor may Carreker appoint sub-resellers of any kind. Carreker agrees that, in acting as a reseller for Xchange, it will at all times conduct itself in accordance with its warranties, duties and obligations set forth in this Agreement. Provided that Carreker is in full compliance with its obligations under this Agreement and has paid all Guaranteed Royalties and Royalty Fees as required by Section 3, this reseller appointment shall be exclusive for the Subject Field in the Territory during the Initial Term and any Renewal Term provided that the exclusivity does not conflict with any existing Xchange agreements. With the exception of the joint marketing of Special Transactions and subject to the provisions of Section 2.7, and provided that Carreker is not in breach of this Agreement, Xchange will not market EnAct, or authorize any third party to market or license EnAct, to any customers in the Subject Field within the Territory during the Initial Term or any Renewal Term.


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3.       Section 4.1 is replaced in its entirety with the following:

     4.1 During the Initial Term and for so long as this Agreement is in effect, Carreker shall have the option to renew this Agreement for additional terms (each a "Renewal Term") beginning with the period from October 1, 2002 to December 30, 2002, January 1, 2003 to March 31, 2003 and April 1, 2003 to June 20, 2003 by (a) providing written notice to Xchange no later than (i) the first day of the month preceding the start of the Renewal Term, and (b) making payment of the Guaranteed Royalties for such Renewal Terms as set forth in Section 3. If Carreker renews this Agreement through June 30, 2003 and has paid all Royalty Fees through that date, then the term of this agreement shall be for 99 years from June 30, 2003 and no further Guaranteed Royalties shall be due hereunder.

4. The tables shown on Schedule D with the exception of the Royalty Fee Rates table shall be replaced in their entirety with the following:

                                     GUARANTEED ROYALTIES FOR INITIAL TERM

   --------------------------------------------------------------------------------------------------------
                     GUARANTEED ROYALTIES                                        DUE DATE
   ---------------------------------------------------
                            ENACT          MAINTENANCE
          TOTAL            ROYALTY           ROYALTY
   --------------------------------------------------------------------------------------------------------
        $4,000,000        $3,636,363         $363,637             Upon Execution of Reseller Agreement
   --------------------------------------------------------------------------------------------------------
        $2,000,000        $1,818,000         $182,000             Upon Execution of Reseller Agreement
                                                                  prepayment for Special Transactions
                                                                              (defined below)
   --------------------------------------------------------------------------------------------------------
        $1,000,000        $  909,000         $ 91,000                          June 15, 2001
   --------------------------------------------------------------------------------------------------------
        $2,000,000        $1,818,000         $182,000                          June 30, 2001
   --------------------------------------------------------------------------------------------------------
        $1,000,000        $  909,000         $ 91,000                        September 30, 2001
   --------------------------------------------------------------------------------------------------------
        $2,500,000        $2,272,727         $227,273                        December 30, 2001
   --------------------------------------------------------------------------------------------------------


                                    GUARANTEED ROYALTIES FOR RENEWAL TERMS

   --------------------------------------------------------------------------------------------------------
                     GUARANTEED ROYALTIES                                      RENEWAL TERM
   ---------------------------------------------------
                            ENACT          MAINTENANCE
          TOTAL            ROYALTY           ROYALTY
   --------------------------------------------------------------------------------------------------------
       $2,500,000         $2,272,727         $227,273            October 1, 2002 through December 31, 2002
   --------------------------------------------------------------------------------------------------------
       $2,500,000         $2,272,727         $227,273             January 1, 2003 through March 31, 2003
   --------------------------------------------------------------------------------------------------------
       $2,500,000         $2,272,727         $227,273              April 1, 2003 through June 30, 2003
   --------------------------------------------------------------------------------------------------------
        SEE BELOW         see below          see below                  July 1, 2003 and thereafter
   --------------------------------------------------------------------------------------------------------


o The Guaranteed Royalties shall, for all purposes under this Agreement, be considered fully paid after June 30, 2003 and term of the agreement shall be for 99 years from June 30, 2003.
o The Guaranteed Royalties for each Renewal Term shall be made in on the first business day of each of the last Month of the applicable Renewal Term.

5. Xchange agrees to use best efforts to obtain the assignment of its agreement with Bank West to Carreker and allow Carreker to book any revenue under the agreement after June 30, 2001. Carreker agrees to pay royalties in accordance with the terms of the Agreement.


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6.       Xchange agrees to provide a list of all agreements existing on the effective date of this Agreement which agreements are referenced on page 33 Schedule B, regarding HSBC.

7. Xchange agrees to specifically name, in writing, the 3 people specified in the section "ENACT SENIOR PROGRAMMERS" of Schedule E.

8. Xchange and Carreker agree the Product Strategy Committee shall have the authority to approve and prioritize the development efforts of the EnAct software and shall be constituted of two Carreker resources and one Xchange resource and shall meet on a monthly basis or as determined by the Product Strategy Committee.

9. Pursuant to the requirements of Section 11 of the Agreement, Xchange hereby consents to Carreker's recruiting and/or hiring the following individuals:

               o        Rodrigo Silva
               o        Paul Mandeville

10. Carreker shall receive the net fees from the licensing of EnAct to HSBC through the Hewlett-Packard relationship until such time the relationship is transferred to Carreker.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first written above.

CARREKER CORPORATION                     EXCHANGE APPLICATIONS, INC.


Signature:    /s/ Robert E. Hall         Signature:    /s/ George Abatjoglou
           -----------------------                  --------------------------
Name:      Robert E. Hall                Name:       George Abatjoglou
           -----------------------                  --------------------------
Title:     President, RevE               Title:      CFO
           -----------------------                  --------------------------
Date:      06/29/01                      Date:       06/29/01
           -----------------------                  --------------------------







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